SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 19, 2003 (September 17, 2003)

NEXTEL COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19656 (Commission File Number)	36-3939651 (I.R.S. Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)

Registrants’ Telephone Number, Including Area Code: (703) 433-4000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     This current report on Form 8-K is filed for the purpose of filing the attached exhibits in connection with Registration Statement No. 333-104076.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Exhibit Description

1	Underwriting Agreement, dated as of September 17, 2003, by and between the Company and the Underwriters.
5.1	Opinion of Jones Day.
23	Consent of Jones Day (included in Exhibit 5.1).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTEL COMMUNICATIONS, INC

	By:	/s/ RICHARD S. LINDAHL

Richard S. Lindahl Vice President and Treasurer
Date: September 19, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1	Underwriting Agreement, dated as of September 17, 2003, by and between the Company and the Underwriters.
5.1	Opinion of Jones Day.
23	Consent of Jones Day (included in Exhibit 5.1).